EXHIBIT 99.1

ZIVO BIOSCIENCE, INC. ANNOUNCES INTENTION TO FILE FORM 15 TO VOLUNTARILY DEREGISTER AND SUSPEND ITS SEC REPORTING OBLIGATIONS

TROY, Mich.--(BUSINESS WIRE)-- ZIVO Bioscience, Inc. (OTCQB: ZIVO), a biotech and agtech R&D company engaged in the development of therapeutic and nutritional products derived from proprietary algal cultures, today announced that its Board of Directors has determined to voluntarily delist its common stock and warrants from the OTC markets and to terminate its registration with the Securities and Exchange Commission.

After careful consideration, the Board of Directors has determined that the costs and administrative burdens associated with maintaining ZIVO’s SEC reporting obligations are no longer in the best interests of the company and its stockholders. The ongoing expenses associated with SEC reporting compliance, including legal, accounting, and administrative costs, place a significant financial burden on ZIVO and divert resources that could otherwise be deployed toward the company's core business operations and strategic objectives. The Board of Directors believes that deregistration will allow ZIVO to reduce significant ongoing compliance costs, redirect financial and management resources toward advancing its business operations and strategic goals, and better position ZIVO to create long-term value for its stockholders.

ZIVO intends to file a Form 15 to deregister its securities and suspend its reporting obligations on or around March 30, 2026. The filing of the Form 15 will suspend ZIVO’s reporting obligations under the Securities and Exchange Act of 1934, as amended. As a result of the filing of the Form 15, ZIVO’s obligation to file certain Exchange Act reports and forms with the SEC, including Forms 10-K, 10-Q, and 8-K, will immediately cease.

ZIVO remains fully committed to and focused on advancing its animal health and nutrition segments and operations. ZIVO’s management team intends to continue executing on its strategic plan and believes that the resources freed from public company compliance obligations will further support ZIVO’s ability to achieve its business objectives and deliver value to its stockholders.

About ZIVO Bioscience

ZIVO Bioscience, Inc. is a research and development company with an intellectual property portfolio comprised of proprietary algal and bacterial strains, biologically active molecules and complexes, production techniques, cultivation techniques and patented or patent-pending inventions for applications in human and animal health. Please visit www.zivobioscience.com for more information.

Forward Looking Statements

Except for any historical information, the matters discussed in this press release contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates" and similar expressions or variations of such words are intended to identify forward-looking statements. Forward-looking statements in this press release include our expectations regarding ZIVO’s SEC reporting obligations, the potential of ZIVO’s product candidates to generate revenues by redirecting resources, progress, strategic options, business goals, and other matters. Although ZIVO believes there is a reasonable basis for each forward-looking statement, we caution you that these statements are based on a combination of facts and factors currently known by us and our expectations of the future, about which we cannot be certain. Our actual future results may be materially different from what we expect due to factors largely outside our control, including risks that our strategic partnerships may not facilitate the commercialization or market acceptance of our products; risks that we will be unable to increase production sufficient to meet demand; risks that our products may not be ready for commercialization in a timely manner or at all; risks that our products will not perform as expected based on results of our preclinical and clinical trials; our ability to raise additional funds; uncertainties inherent in the development process of our products; changes in regulatory requirements or decisions of regulatory authorities; the size and growth potential of the markets for our products; the results of clinical trials; our ability to protect our intellectual property rights; and other risks, uncertainties and assumptions, including those described under the heading “Risk Factors” in our filings with the Securities and Exchange Commission. These forward–looking statements speak only as of the date of this news release and ZIVO undertakes no obligation to revise or update any forward–looking statements for any reason, even if new information becomes available.

ZIVO Bioscience, Inc.

John Payne, Chief Executive Officer

jpayne@zivobioscience.com

Alliance Advisors IR

Tirth T. Patel

(212) 201-6614

tpatel@allianceadvisors.com